UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 29, 2015

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-12675 (Commission File Number)	95-4598246 (IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California (Address of principal executive offices)		90064 (Zip Code)
Registrant’s telephone number, including area code:
(310) 481-8400
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On July 1, 2015, Kilroy Realty Corporation (the “Company”) issued and sold to an institutional investor 3,773,766 shares of the Company's common stock, par value $0.01, for a purchase price of $66.18971 per share. The shares were offered and sold pursuant to a prospectus supplement dated June 29, 2015 and an accompanying prospectus dated October 2, 2013 under the Company’s shelf registration statement on Form S-3 (File No. 333-191524). There were no placement agents or underwriters used in connection with the offering. The opinion of Ballard Spahr LLP with respect to the validity of the shares in the offering is filed herewith as Exhibit 5.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

5.1*	Opinion of Ballard Spahr LLP in connection with the offering of shares of common stock.
23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto).
_______________
*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
By:	/s/ Heidi R. Roth
Heidi R. Roth Executive Vice President, Chief Accounting Officer and Controller
Date: July 1, 2015

EXHIBIT INDEX

5.1*	Opinion of Ballard Spahr LLP in connection with the offering of shares of common stock.
23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto).
_______________
*Filed herewith

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